Exhibit 99.2

Second Quarter 2012
Supplemental Financial Information

During the quarter, the Company began construction on two new development projects in the SoMa district of San Francisco. The two projects will contain 463-units and are expected to begin leasing in Spring 2014. The communities are being developed with an institutional joint venture partner of which the Company’s share is 55%.

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Six Months Ended
(Dollars in thousands, except per share amounts)	June 30,		June 30,
	2012	2011	2012	2011

Revenues:
Rental and other property	$129,765	$114,906	$255,238	$226,114
Management and other fees	2,796	1,420	5,240	2,645
	132,561	116,326	260,478	228,759

Expenses:
Property operating	42,417	39,771	82,582	78,195
Depreciation	41,801	37,250	82,535	73,908
General and administrative	5,764	5,385	11,164	10,659
Cost of management and other fees	1,611	1,073	3,251	1,997
	91,593	83,479	179,532	164,759
Earnings from operations	40,968	32,847	80,946	64,000

Interest expense before amortization	(24,659)	(22,710)	(49,316)	(44,518)
Amortization expense	(2,882)	(2,736)	(5,754)	(5,590)
Interest and other income	5,455	2,628	7,868	9,616
Equity income (loss) from co-investments	3,111	726	5,451	(647)
Gain on remeasurement of co-investment	21,947	-	21,947	-
Loss on early retirement of debt	(1,450)	(253)	(1,450)	(253)
Income before discontinued operations	42,490	10,502	59,692	22,608
Income from discontinued operations	-	5,551	10,037	5,952
Net income	42,490	16,053	69,729	28,560
Net income attributable to noncontrolling interest	(4,044)	(2,304)	(7,193)	(5,851)
Net income attributable to controlling interest	38,446	13,749	62,536	22,709
Dividends to preferred stockholders	(1,368)	(1,475)	(2,736)	(2,017)
Excess of cash paid to redeem preferred stock and units over the carrying value	-	(1,949)	-	(1,949)
Net income available to common stockholders	$37,078	$10,325	$59,800	$18,743

Net income per share - basic	$1.07	$0.32	$1.74	$0.59

Net income per share - diluted	$1.07	$0.32	$1.74	$0.59

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Six Months Ended
Selected Line Item Detail	June 30,		June 30,
(Dollars in thousands)	2012	2011	2012	2011

Rental and other property
Rental	$120,861	$107,126	$237,655	$210,766
Other property	8,904	7,780	17,583	15,348
Rental and other property	$129,765	$114,906	$255,238	$226,114

Management and other fees
Management	$2,048	$1,222	$4,039	$2,341
Development and redevelopment	748	198	1,201	304
Management and other fees	$2,796	$1,420	$5,240	$2,645

Property operating expenses
Real estate taxes	$11,699	$10,825	$23,112	$21,412
Administrative and insurance	10,489	9,615	20,039	18,845
Maintenance and repairs	8,958	8,560	16,923	16,276
Utilities	8,141	7,835	16,218	15,806
Property management	3,130	2,936	6,290	5,856
Property operating expenses	$42,417	$39,771	$82,582	$78,195

General and administrative
General and administrative	$12,053	$11,121	$23,648	$21,634
Allocated to cost of management and other fees	(1,611)	(1,073)	(3,251)	(1,997)
Allocated to property operating expenses - administrative	(3,130)	(2,936)	(6,290)	(5,856)
Capitalized to real estate	(1,548)	(1,727)	(2,943)	(3,122)
Net general and administrative	$5,764	$5,385	$11,164	$10,659

Interest and other income
Marketable securities and other interest income	$1,652	$1,443	$3,152	$2,906
Notes receivable	983	1,185	1,896	2,167
Co-investment promote fee	2,299	-	2,299	-
Gain from sale of marketable securities	521	-	521	4,543
Interest and other income	$5,455	$2,628	$7,868	$9,616

Equity inome (loss) from co-investments
Equity loss from co-investments	$(113)	$(688)	$(1,029)	$(1,827)
Income from preferred equity investments	3,224	1,414	6,480	1,180
Equity income (loss) from co-investments	$3,111	$726	$5,451	$(647)

Noncontrolling interest
Limited partners of Essex Portfolio, L.P.	$2,502	$987	$4,092	$1,619
DownREIT limited partners' distributions	1,099	1,050	2,198	2,119
Perpetual preferred distributions	-	75	-	1,650
Third-party ownership interest	443	192	903	463
Noncontrolling interest	$4,044	$2,304	$7,193	$5,851

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Funds From Operations	Three Months Ended			Six Months Ended
(Dollars in thousands, except share and per share amounts)	June 30,			June 30,
	2012	2011	% Change	2012	2011	% Change

Funds from operations
Net income available to common stockholders	$37,078	$10,325		$59,800	$18,743
Adjustments:
Depreciation	41,801	37,511		82,629	74,544
Gains not included in FFO, net of internal disposition costs (1)	(21,947)	(5,265)		(31,730)	(5,265)
Depreciation add back from unconsolidated co-investments	3,312	1,957		7,643	4,838
Noncontrolling interest related to Operating Partnership units	2,502	987		4,092	1,619
Depreciation attributable to noncontrolling interest	(303)	(261)		(592)	(523)
Funds from operations	$62,443	$45,254		$121,842	$93,956
FFO per share-diluted	$1.69	$1.32	28.3%	$3.32	$2.76	20.5%

Components of the change in FFO
Non-core items:
Co-investment promote income	(2,299)	-		(2,299)	-
Loss on early retirement of debt	1,450	253		1,450	253
Gain on sales of marketable securities	(521)	-		(521)	(4,543)
Acquisition costs	312	510		498	840
Excess of cash paid to redeem preferred stock and units over the carrying value	-	1,949		-	1,949
Funds from operations excluding non-core items	61,385	47,966		120,970	92,455
FFO excluding non-core items per share-diluted	$1.66	$1.40	19.0%	$3.30	$2.71	21.6%

Changes in core items:
Same-property NOI	$6,612			$14,581
Non-same property NOI	5,601			10,156
Management and other fees	1,376			2,595
Equity income from co-investments	3,740			8,903
Interest and other income	7			(25)
Interest and amortization expense	(2,095)			(4,962)
General and administrative	(379)			(505)
Cost of management and other fees	(538)			(1,254)
Perpetual preferred distributions	75			1,650
Dividends to preferred stockholders	107			(719)
Discontinued operations	(547)			(975)
Other items, net	(540)			(930)
	$13,419			$28,515

Weighted average number of shares outstanding diluted (2)	36,947,477	34,365,418		36,672,683	34,079,471

(1)
In Q1 2012 the gain from the sale of two communities is net of costs related to a disposition incentive program attributable to the sale of certain communties and selling expenses. No internal disposition cost were recorded in Q2 2012

(2)	Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	June 30, 2012	December 31, 2011

Real Estate:
Land and land improvements	$901,942	$860,661
Buildings and improvements	3,702,631	3,452,403
	4,604,573	4,313,064
Less: accumulated depreciation	(995,311)	(920,026)
	3,609,262	3,393,038
Real estate for development	55,343	44,280
Co-investments	436,230	383,412
	4,100,835	3,820,730
Cash and cash equivalents	27,810	35,463
Marketable securities	114,166	74,275
Notes and other receivables	50,895	66,369
Other assets	45,410	40,127
Total assets	$4,339,116	$4,036,964

Mortgage notes payable	$1,615,645	$1,745,858
Unsecured debt	615,000	465,000
Lines of credit	257,102	150,000
Other liabilities	130,643	114,968
Derivative liabilities	6,022	3,061
Total liabilities	2,624,412	2,478,887

Cumulative convertible preferred stock, carrying value	4,349	4,349

Stockholders' equity and noncontrolling interest:
Common stock	3	3
Cumulative redeemable preferred stock, liquidation value	73,750	73,750
Additional paid-in-capital	2,017,445	1,844,611
Distributions in excess of accumulated earnings	(425,058)	(408,066)
Accumulated other comprehensive loss	(72,915)	(72,771)
Total stockholders' equity	1,593,225	1,437,527
Noncontrolling interest	117,130	116,201
Total stockholders' equity and noncontrolling interest	1,710,355	1,553,728
Total liabilities and equity	$4,339,116	$4,036,964

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Debt Summary - June 30, 2012
(Dollars in thousands)

	Percentage of Total Debt	Balance Outstanding	Weighted Average Interest Rate	Weighted Average Maturity In Years
Mortgage notes payable
Fixed rate - secured	55%	$1,376,690	6.0%	6.1
Variable rate - secured (1)	9%	238,955	1.8%	17.6
Total mortgage notes payable	64%	1,615,645	5.4%	7.8

Unsecured bonds fixed rate	17%	415,000	4.5%	6.4

Unsecured term loan (2)	8%	200,000	2.6%	4.3

Line of credit - unsecured (3)	10%	240,000	2.1%
Line of credit - unsecured (4)	1%	17,102	2.1%
Total lines of credit	11%	257,102	2.1%

Total debt	100%	$2,487,747	4.6%

Scheduled principal payments (excludes lines of credit)			Weighted Average Interest Rate
	2012	$12,051	4.9%
	2013	95,060	4.1%
	2014	66,076	5.4%
	2015	69,624	5.2%
	2016	362,783	3.4%
	Thereafter	1,625,051	5.3%
	Total	$2,230,645	4.9%

Capitalized interest for the three months and six months ended June 30, 2012 was approximately $2.3 million and $3.9 million, respectively.

(1)	$202.3 million of the variable rate debt is tax exempt to the note holders, and $187.8 million of the tax exempt debt is subject to interest rate protection agreements.
(2)
The unsecured term loan effective August 1, 2012 has a variable interest rate of 130 basis points over LIBOR.  The Company has entered into interest rate swap contracts for a term of five years with a notional amount totaling $200 million, which effectively converts the interest rate on $200 million of the term loan to a fixed rate of 2.45%.

(3)
The unsecured line of credit facility is $500 million with an accordion to $600 million.  The line matures in December 2015 with two one-year extensions, exercisable at the Company's option.  The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 1.20%.

(4)
The unsecured line of credit facility is $25 million and matures in January 2014 with a one-year extension, exercisable at the Company's option.  The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 1.20%.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Capitalization Data, Debt Ratings, and Selected Debt Ratios - June 30, 2012
(Dollars and shares in thousands, except per share amounts)

Capitalization Data				Selected Debt Ratios
Total debt			$2,487,747	Debt to Total Assets		Total
					Indebtedness	Assets (1)	Ratio
Common stock and potentially dilutive securities				12/31/2009	1,847,442	4,004,101	46%
Common stock outstanding			35,071	12/31/2010	2,258,745	4,611,218	49%
Limited partnership units (1)			2,239	12/31/2011	2,360,858	4,956,990	48%
Options-treasury method			164	6/30/2012	2,487,747	5,334,427	47%
Total share of common stock and potentially dilutive securities			37,474
				Secured Debt to Total Assets
Common stock price per share as of June 30, 2012			$153.92		Secured	Total
					Indebtedness	Assets (1)	Ratio
Market value of common stock and potentially dilutive securities			$5,767,998	12/31/2009	1,832,549	4,004,101	46%
				12/31/2010	2,082,745	4,611,218	45%
Preferred stock			$73,079	12/31/2011	1,745,858	4,956,990	35%
				6/30/2012	1,615,645	5,334,427	30%
Total equity capitalization			$5,841,077
				Total Interest Coverage	Adjusted	Total
Total market capitalization			$8,328,824		EBITDA (2)	Interest (3)	Ratio
				12/31/2009	257,551	91,651	281%
Ratio of debt to total market capitalization			29.9%	12/31/2010	257,899	92,232	280%
				12/31/2011	300,790	99,934	301%
				6/30/2012	353,258	104,125	339%

(1) Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.				Indebtedness Divided by Adjusted EBITDA
					Indebtedness	Adjusted EBITDA (2)	Ratio
				12/31/2009	1,847,442	257,551	7.2
				12/31/2010	2,258,745	257,899	8.8
				12/31/2011	2,360,858	300,790	7.8
Rating Agency	Rating	Outlook		6/30/2012	2,487,747	353,258	7.0
Fitch	BBB	Positive
Moody's	Baa2	Stable
(1) Total Assets is defined by the Company as GAAP total assets plus the add back of accumulated depreciation.
(2) Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, amortization, excluding gain/loss on sale of real estate, gain/loss on early retirement of debt, gain/loss from sale of marketable securities, gain/loss of co-investment and impairment charges. 6/30/12 values reflect YTD results annualized.
(3) Total Interest is comprised of total interest expense, less amortization expense, plus capitalized interest.

Standard & Poors	BBB	Stable

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Property Operating Results - Quarter ended June 30, 2012 and 2011
(Dollars in thousands, except per unit amounts)

	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2012	2011	% Change	2012	2011	% Change	2012	2011	% Change	2012	2011	2012	2011	% Change

Revenues:
Same-property revenue	$56,437	$54,542	3.5%	$39,420	$35,956	9.6%	$21,060	$19,510	7.9%	$-	$-	$116,917	$110,008	6.3%
Non-same property revenue (2)	4,919	788		3,150	594		1,608	700		3,171	2,816	12,848	4,898
Total Revenues	$61,356	$55,330		$42,570	$36,550		$22,668	$20,210		$3,171	$2,816	$129,765	$114,906

Property operating expenses:
Same-property operating expenses
Real estate taxes	$4,734	$4,703		$3,750	$3,692		$1,779	$1,687		$-	$-	$10,263	$10,082
Administrative and insurance	5,071	5,080		2,746	2,627		1,740	1,701		-	-	9,557	9,408
Maintenance and repairs	3,989	3,992		2,646	2,563		1,515	1,594		-	-	8,150	8,149
Utilities	3,319	3,480		2,533	2,485		1,646	1,587		-	-	7,498	7,552
Management fees	1,352	1,348		838	822		604	604		-	-	2,794	2,774
Total same-property operating expenses	18,465	18,603	-0.7%	12,513	12,189	2.7%	7,284	7,173	1.5%	-	-	$38,262	$37,965	0.8%
Non-same property operating expenses (2)	1,784	554		832	262		543	263		996	727	4,155	1,806
Total property operating expenses	$20,249	$19,157		$13,345	$12,451		$7,827	$7,436		$996	$727	$42,417	$39,771

Net operating income (NOI):
Same-property NOI	$37,972	$35,939	5.7%	$26,907	$23,767	13.2%	$13,776	$12,337	11.7%	$-	$-	$78,655	$72,043	9.2%
Non-same property NOI (2)
Redevelopment communities	-	-		-	-		471	437		-	-	471	437
Acquired communities - 2012 (3)	1,584	-		264	-		-	-		-	-	1,848	-
Acquired communities - 2011 (4)	-	-		519	330		594	-				1,113	330
Development communities (5)	1,551	234		1,535	2		-	-		-	-	3,086	236
Other real estate assets (1)	-	-		-	-		-	-		2,175	2,089	2,175	2,089
Total non-same property NOI	3,135	234		2,318	332		1,065	437		2,175	2,089	8,693	3,092
Total NOI	$41,107	$36,173		$29,225	$24,099		$14,841	$12,774		$2,175	$2,089	$87,348	$75,135

Same-property operating margin	67%	66%		68%	66%		65%	63%				67%	65%
Annualized same-property turnover percentage	57%	53%		55%	49%		50%	49%				54%	51%
Average same-property concessions per turn (6)	$125	$141		$120	$127		$106	$82				$119	$126

Reconciliation of apartment units at end of period
Same-property apartment units	12,556			7,701			5,743					26,000
Consolidated apartment units	13,656	13,068		8,206	7,817		6,168	5,979				28,030	26,864
Joint venture	1,560	1,470		1,895	1,575		1,530	648				4,985	3,693
Under development	492	136		1,728	873		275	275				2,495	1,284
Total apartment units at end of period	15,708	14,674		11,829	10,265		7,973	6,902				35,510	31,841
Percentage of total	45%	46%		33%	32%		22%	22%				100%	100%

Average same-property financial occupancy	95.9%	96.6%		96.6%	97.2%		96.1%	96.7%				96.2%	96.8%

(1)	Other real estate assets consists mainly of retail space, commercial properties, and boat slips and their operating results are classified in non-same property results.
(2)	Includes properties which subsequent to January 1, 2011 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)	Acquired communities during 2012 includes Reed Square, Park Catalina, The Huntington, and Essex Skyline at MacArthur Place.
(4)	Acquired communities during 2011 includes 1000 Kiely, Bernard and Delano (which includes Bon Terra acquired in Janaury 2012, but results are included as part of Delano).
(5)	Development communities include Allegro, Bellerive, Muse, Santee Village and Via.
(6)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage for the quarter times the same-property apartment units.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Property Operating Results - Six Months ended June 30, 2012 and 2011
(Dollars in thousands, except per unit amounts)

	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2012	2011	% Change	2012	2011	% Change	2012	2011	% Change	2012	2011	2012	2011	% Change

Revenues:
Same-property revenue	$112,627	$108,238	4.1%	$78,227	$71,259	9.8%	$41,853	$38,592	8.4%		$-	$232,707	$218,089	6.7%
Non-same property revenue (2)	7,289	955		5,965	608		3,124	1,374		6,153	5,088	22,531	8,025
Total Revenues	$119,916	$109,193		$84,192	$71,867		$44,977	$39,966		$6,153	$5,088	$255,238	$226,114

Property operating expenses:
Same-property operating expenses
Real estate taxes	$9,468	$9,387		$7,500	$7,432		$3,559	$3,433		$-	$-	$20,527	$20,252
Administrative and insurance	9,959	9,990		5,169	5,130		3,195	3,227		-	-	18,323	18,347
Maintenance and repairs	7,494	7,646		5,083	4,925		2,969	3,008		-	-	15,546	15,579
Utilities	6,770	7,013		5,012	5,037		3,296	3,246		-	-	15,078	15,296
Management fees	2,705	2,698		1,673	1,643		1,208	1,208		-	-	5,586	5,549
Total same-property operating expenses	36,396	36,734	-0.9%	24,437	24,167	1.1%	14,227	14,122	0.7%	-	-	75,060	75,023	0.0%
Non-same property operating expenses (2)	2,583	900		1,587	262		1,077	513		2,275	1,497	7,522	3,172
Total property operating expenses	$38,979	$37,634		$26,024	$24,429		$15,304	$14,635		$2,275	$1,497	$82,582	$78,195

Net operating income (NOI):
Same-property NOI	$76,231	$71,504	6.6%	$53,790	$47,092	14.2%	$27,626	$24,470	12.9%	$-	$-	$157,647	$143,066	10.2%
Non-same property NOI (2)
Redevelopment communities	-	-		-	-		957	861		-	-	957	861
Acquired communities - 2012 (3)	1,583	-		432	-		-	-		-	-	2,015	-
Acquired communities - 2011 (4)	-	-		1,030	344		1,090	-		-	-	2,120	344
Development communities (5)	3,123	55		2,916	2		-	-		-	-	6,039	57
Other real estate assets (1)	-	-		-	-		-	-		3,878	3,591	3,878	3,591
Total non-same property NOI	4,706	55		4,378	346		2,047	861		3,878	3,591	15,009	4,853
Total NOI	$80,937	$71,559		$58,168	$47,438		$29,673	$25,331		$3,878	$3,591	$172,656	$147,919

Same-property operating margin	68%	66%		69%	66%		66%	63%				68%	66%

Annualized same-property turnover percentage	52%	47%		49%	43%		45%	42%				50%	45%

Average same-property concessions per turn (6)	$148	$165		$119	$169		$123	$107				$134	$156

Average same-property financial occupancy	96.3%	96.4%		97.0%	97.1%		96.4%	96.7%				96.5%	96.7%

(1)	Other real estate assets consists mainly of retail space, commercial properties, and boat slips and their operating results are classified in non-same property results.
(2)	Includes properties which subsequent to January 1, 2011 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)	Acquired communities during 2012 includes Reed Square, Park Catalina, The Huntington, and Essex Skyline at MacArthur Place.
(4)	Acquired communities during 2011 includes 1000 Kiely, Bernard and Delano (which includes Bon Terra acquired in Janaury 2012, but results are included as part of Delano).
(5)	Development communities include Allegro, Bellerive, Muse, Santee Village and Via.
(6)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage for the quarter times the same-property apartment units.

See Company's 10-Q for additional disclosures

S-7.1

E S S E X  P R O P E R T Y  T R U S T, I N C.

Revenue by County - Quarters ended June 30, 2012, June 30, 2011 and March 31, 2012
(Dollars in thousands)

		Average Property Rental Rates			Three months ended June 30, 2012		Three months ended June 30, 2011
Region	Units	QTD 2012	QTD 2011	% Change	Property Revenue	Financial Occupancy	Property Revenue	Financial Occupancy	Property Revenue % Change	Property Revenue March 31, 2012	Sequential % Change

Southern California
Los Angeles County	4,420	$1,663	$1,582	5.1%	$22,443	96.1%	$21,396	96.6%	4.9%	$22,329	0.5%
Ventura County	2,898	1,352	1,312	3.0%	12,040	96.0%	11,720	96.9%	2.7%	12,018	0.2%
San Diego County	2,213	1,188	1,156	2.8%	8,108	96.3%	7,904	96.5%	2.6%	8,090	0.2%
Orange County	2,402	1,592	1,539	3.4%	11,536	95.9%	11,124	96.4%	3.7%	11,466	0.6%
Santa Barbara County	347	1,673	1,666	0.4%	1,678	92.8%	1,753	97.9%	-4.3%	1,671	0.4%
Riverside County	276	785	748	4.9%	632	91.6%	645	96.8%	-2.0%	617	2.4%
Total same-property	12,556	1,475	1,420	3.9%	56,437	95.9%	54,542	96.6%	3.5%	56,191	0.4%
Los Angeles County	475	1,984			2,427		788
Orange County	625	2,252			2,492		-
Non-same property	1,100	2,137			4,919		788

Northern California
Santa Clara County	3,266	1,761	1,562	12.7%	17,499	97.0%	15,598	97.5%	12.2%	17,107	2.3%
Contra Costa County	1,720	1,592	1,474	8.0%	8,304	95.9%	7,746	97.2%	7.2%	8,249	0.7%
Alameda County	1,542	1,498	1,397	7.2%	7,209	96.6%	6,750	96.6%	6.8%	7,157	0.7%
San Mateo County	768	1,800	1,611	11.7%	4,290	97.4%	3,837	97.8%	11.8%	4,165	3.0%
San Francisco MSA	175	2,013	1,885	6.8%	1,042	94.4%	969	94.1%	7.5%	1,045	-0.3%
Other	230	1,535	1,504	2.1%	1,076	96.6%	1,056	98.1%	1.9%	1,084	-0.7%
Total same-property	7,701	1,674	1,520	10.1%	39,420	96.6%	35,956	97.2%	9.6%	38,807	1.6%
Santa Clara County	505	2,023			3,150		594
Non-same property	505	2,023			3,150		594

Seattle Metro
King County	5,278	1,185	1,090	8.7%	19,821	96.4%	18,335	96.7%	8.1%	19,552	1.4%
Snohomish County	465	868	789	10.0%	1,239	93.4%	1,175	96.6%	5.4%	1,242	-0.2%
Total same-property	5,743	1,160	1,066	8.9%	21,060	96.1%	19,510	96.7%	7.9%	20,794	1.3%
King County	425	1,180			1,608		700
Non-same property	425	1,180			1,608		700

Other real estate assets					3,171		2,816

Total same-property revenue	26,000	$1,464	$1,371	6.8%	$116,917	96.2%	$110,008	96.8%	6.3%	$115,792	1.0%

Total non-same property revenue	2,030	$2,143			$12,848		$4,898

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Revenue by County - Six Months ended June 30, 2012 and 2011
(Dollars in thousands)

		Average Property Rental Rates			Six months ended June 30, 2012		Six months ended June 30, 2011
Region	Units	YTD 2012	YTD 2011	% Change	Property Revenue	Financial Occupancy	Property Revenue	Financial Occupancy	Property Revenue % Change

Southern California
Los Angeles County	4,420	$1,651	$1,576	4.8%	$44,771	96.7%	$42,452	96.3%	5.5%
Ventura County	2,898	1,345	1,305	3.1%	24,058	96.4%	23,307	96.7%	3.2%
San Diego County	2,213	1,186	1,149	3.2%	16,198	96.2%	15,768	96.6%	2.7%
Orange County	2,402	1,583	1,534	3.2%	23,002	96.1%	21,911	95.8%	5.0%
Santa Barbara County	347	1,668	1,663	0.3%	3,350	94.0%	3,533	98.5%	-5.2%
Riverside County	276	781	743	5.1%	1,248	91.1%	1,267	95.3%	-1.5%
Total same-property	12,556	1,467	1,414	3.7%	112,627	96.3%	108,238	96.4%	4.1%
Los Angeles County	475	1,981			4,797		955
Orange County	625	2,252			2,492		-
Non-same property	1,100	2,135			7,289		955

Northern California
Santa Clara County	3,266	1,735	1,543	12.4%	34,606	97.3%	30,863	97.6%	12.1%
Contra Costa County	1,720	1,579	1,464	7.9%	16,553	96.3%	15,329	96.6%	8.0%
Alameda County	1,542	1,487	1,390	7.0%	14,365	96.6%	13,420	96.7%	7.0%
San Mateo County	768	1,774	1,595	11.2%	8,455	97.5%	7,593	97.6%	11.4%
San Francisco MSA	175	1,981	1,869	6.0%	2,087	96.2%	1,964	96.1%	6.3%
Other	230	1,530	1,498	2.1%	2,161	97.3%	2,090	97.4%	3.4%
Total same-property	7,701	1,654	1,506	9.8%	78,227	97.0%	71,259	97.1%	9.8%
Santa Clara County	505	1,962			5,965		608
Non-same property	505	1,962			5,965		608

Seattle Metro
King County	5,278	1,171	1,079	8.5%	39,372	96.7%	36,284	96.7%	8.5%
Snohomish County	465	855	783	9.2%	2,481	94.1%	2,308	95.9%	7.5%
Total same-property	5,743	1,146	1,055	8.6%	41,853	96.4%	38,592	96.7%	8.4%
King County	425	1,154			3,124		1,374
Non-same property	425	1,154			3,124		1,374

Other real estate assets					6,153		5,088

Total same-property revenue	26,000	$1,451	$1,362	6.5%	$232,707	96.5%	$218,089	96.7%	6.7%

Total non-same property revenue	2,030	$2,122			$22,531		$8,025

See Company's 10-Q for additional disclosures

S-8.1

E S S E X  P R O P E R T Y  T R U S T, I N C.

Development Pipeline - June 30, 2012
(Dollars in millions)

		Ownership %	Estimated Units	Estimated retail sq. feet	Incurred to Date	Remaining Costs	Estimated Total Cost	Construction Start	Initial Occupancy	Stabilized Operations

Development Projects - Consolidated
Project Name	Location

64th & Christie	Emeryville, CA	100%	190	-	$9.5	$48.7	$58.2	Jul-12	Aug-14	Feb-15
Valley Village	Valley Village, CA	(1)	121	-	1.3	36.3	37.6	Jul-12	Mar-14	Aug-14
	Total - Consolidated Development Projects		311	-	10.8	85.0	95.8

Development Projects - Joint Venture
Project Name	Location

Expo	Seattle, WA	50%	275	17,000	52.2	23.8	76.0	May-11	Oct-12	Jun-13
Epic - Phase I and II	San Jose, CA	55%	569	-	95.3	96.3	191.6	Aug-11	May-13	Dec-14
Lync (formerly West Dublin)	Dublin, CA	55%	309	-	35.8	58.7	94.5	Aug-11	Jun-13	Mar-14
Fountain at La Brea	West Hollywood, CA	50%	187	18,200	36.0	39.0	75.0	Oct-11	Jan-14	Jul-14
Santa Monica at La Brea	West Hollywood, CA	50%	184	12,750	30.7	44.7	75.4	Dec-11	Jun-14	Dec-14
Folsom and Fifth	San Francisco, CA	55%	463	9,300	64.4	185.6	250.0	Jun-12	Apr-14	Mar-15
Elkhorn (2)	San Mateo, CA	55%	197	-	13.7	62.4	76.1	Aug-12	Jun-14	Dec-14
Total - Joint Venture Development Projects			2,184	57,250	328.1	510.5	838.6

Predevelopment Projects - Joint Venture
Project Name	Location
Epic - Phase III	San Jose, CA	55%	192	-	19.8	-	19.8
	Total - Joint Venture Predevelopment Projects		192	-	19.8	-	19.8

Land Held for Future Development or Sale
Project Name	Location

City Centre	Moorpark, CA		200	-	-	-	-
Park Boulevard	Palo Alto, CA		50	-	-	-	-
Main Street	Walnut Creek, CA		48	37,000	-	-	-

Total - Land Held for Future Development or Sale			298	37,000	44.5	-	44.5

Grand Total - Development Pipeline			2,985	94,250	$403.2	$595.5	$998.7

(1)
The Company invested $1.3 million as part of an agreement to purchase the property upon receipt of temporary certificate of occupancy for total estimated costs of $37.6 million,which is expected in the first quarter of 2014.

(2)	In August, the Company and its joint venture partner expect to acquire the property which is held as a note receivable secured by land.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Redevelopment Pipeline and Capital Expenditures - June 30, 2012
(Dollars in thousands, except per unit amounts)

		Total	Estimated	Estimated		NOI
		Incurred	Remaining	Total	Project	For the six months ended
Region/Project Name	Units	To Date	Cost	Cost	Start Date	Q2 2012	Q2 2011

Same-property - Redevelopment Projects (1) (2)
Northern California
Marina Cove, Santa Clara, CA	292	$5,653	$4,205	$9,858	Jun-07
Pointe at Cupertino, Cupertino, CA	116	6,691	2,373	9,064	Jan-10
Magnolia Square, Sunnyvale, CA	188	6,580	6,701	13,281	Sep-10
Southern California
The Bluffs II, San Diego, CA	224	5,465	4,250	9,715	Oct-11
Total Same-property - Redevelopment Projects	820	$24,389	$17,529	$41,918		$5,849	$5,006

Non-same property - Redevelopment Projects

Seattle Metro
Woodland Commons, Bellevue, WA (3)	236	10,980	10,592	21,572	Jun-07
Total None-same property - Redevelopment Projects	236	$10,980	$10,592	$21,572		$957	$861

(1)	Redevelopment activities are ongoing at these communities, but the communities have stabilized operations, therefore results are classified in same-property operations.
(2)
The Company's consolidated communities incurred $0.4 million and $0.6 milllion respectively, during the three and six months ended June 30, 2012 related to redevelopment of unit interiors which totaled 209 and 310 units during the three and six months ended June 30, 2012, respectively. The Company's co-investments incurred $0.1 million during the six months ended June 30, 2012 related to the redevelopment of unit turns which totaled 63 units.

(3)
The Company is building 66 additional apartment homes expected to be available for lease in the third quarter of 2012, and the total estimated cost includes the completion of a new leasing office, pool area, fitness center, other common area amenties, and interior unit turns.

Non-revenue Generating Capital Expenditures	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011

Non-revenue generating capital expenditures	$5,840	$1,200	$12,144	$6,235	$4,778
Average apartment units in quarter	27,457	27,221	27,241	26,964	26,944
Capital expenditures per apartment unit in the quarter	$213	$44	$446	$231	$177
Capital expenditures per apartment unit-trailing four quarters	$926	$895	$958	$892	$966

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Co-investments - June 30, 2012	Essex		Total		Essex	Weighted	Remaining	For the Quarter		For the Six Months
(Dollars in thousands)	Ownership		Undepreciated	Debt	Book	Average	Term of	Ended June 30,		Ended June 30,
	Percentage	Units	Book Value	Amount	Value	Borrowing Rate	Debt	2012	2011	2012	2011

Operating Joint Ventures								Net Operating Income

Essex Apartment Value Fund II, L.P. (Fund II) (1)	28.2%	2,972	$602,745	$294,308	$61,560	3.4%	5.4	$8,735	$7,947	$17,630	$15,541
Wesco I, LLC (2)	50%	2,013	431,557	264,535	83,919	3.8%	6.6	5,398	750	10,701	749
Total operating joint venture investments (3)		4,985	$1,034,302	$558,843	$145,479	3.6%	6.0	$14,133	$8,697	$28,331	$16,290

								Essex Portion of NOI and Expenses
Essex portion of NOI								$5,345	$3,318	$11,341	$6,113
Essex portion of depreciation								(3,312)	(1,957)	(7,643)	(4,838)
Essex portion of interest expense and other								(2,250)	(2,049)	(4,935)	(3,102)
Essex portion of net loss from operating joint ventures								$(217)	$(688)	$(1,237)	$(1,827)

Development Joint Ventures (4)	50/55%	2,376	$347,900	$51,376	165,218	1.9%	34.4	$104	$-	$208	$-

Essex portion of net loss from joint ventures								$(113)	$(688)	$(1,029)	$(1,827)

						Weighted Average Preferred Return	Weighted Average Expected Term
								Income from Preferred Equity Investments
Preferred Equity Investments					125,533	10.2%	6.5	$3,224	$1,414	$6,480	$1,180

Total Co-investments					$436,230

(1)	The Company has a 28.2% interest as a general partner and limited partner in Fund II, and may earn promote income if Fund II exceeds certain financial return benchmarks.
(2)	The Company has a 50% interest in Wesco I and the Company may earn promote income if the co-investment exceeds certain financial benchmarks.
(3)
The Company had a 47% effective interest + promoted intrest, and a 50% voting interest in Essex Skyline at MacArthur Place, until April 2012 when the Company acquired the joint venture partner's membership interest and for Q2 2012 the Company consolidated the community.

(4)
The Company has interests in seven development co-investments, which are developing projects located in Seattle, Washington, and San Francisco, San Mateo, Dublin, San Jose, and West Hollywood, California.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Summary of Consolidated Co-Investments and Noncontrolling Interest - June 30, 2012
(Dollars in thousands)

The Company enters into co-investment transactions with third party developers, owners and investors of apartment communities.  In accordance with GAAP, the Company consolidates certain of these co-investment transactions, resulting in noncontrolling interests corresponding to the ownership interest of the third-party developer, owner or investor.

The following table summarizes the consolidated co-investments and noncontrolling interest:

					Operations for the six months ended
	Balance as of June 30, 2012				June 30, 2012
	Investment in Real Estate	Related Debt	Noncontrolling Interest	DownREIT Units Outstanding (1)	Revenue	Operating Expenses	NOI

Noncontrolling Interest - DownREIT:
Barkley Apartments	$8,719	$16,901	$1,992	76,205	$1,236	$449	$787
Brentwood	14,074	19,445	2,568	58,884	1,236	352	884
Brookside Oaks	32,639	20,127	2,327	84,095	1,760	412	1,348
Capri at Sunny Hills	16,204	-	2,968	159,890	1,194	330	864
Hidden Valley (2)	38,824	30,986	6,089	62,647	2,701	817	1,884
Highridge Apartments	28,998	44,807	3,752	276,158	3,094	701	2,393
Montejo Apartments	8,109	13,423	1,216	29,319	944	239	705
The Elliot at Mukilteo	15,541	10,750	1,515	102,713	1,547	690	857
Thomas Jefferson	31,063	18,623	6,426	57,714	1,551	473	1,078
Treehouse Apartments	12,437	17,420	2,951	67,728	1,270	326	944
Valley Park Apartments	14,112	22,790	304	34,564	1,441	302	1,139
Villa Angelina Apartments	18,329	27,783	2,421	51,931	1,938	462	1,476

	$239,049	$243,055	34,529	1,061,848	$19,912	$5,553	$14,359

Other Components of Noncontrolling Interest:
Hillsdale Garden Apartments (3)	$112,294	-	20,557		$7,625	$2,637	$4,988
Joint Venture - Development (4)	$26,800	$-	4,000
Operating Limited Partnership Units and Other			58,044
Total Noncontrolling Interest			$117,130

(1)	Generally, DownREIT units are redeemed for cash at a value equal to Essex's common stock price.
(2)	The DownREIT has a 75% interest in this community and a joint venture partner has a 25% interest.
(3)	The Company has an 81.5% interest in this community and the joint venture partner has an 18.5% interest.
(4)	The Company consolidates one joint venture development located in Walnut Creek, California, in which the Company has a 50% interest.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Income From Discontinued Operations and Selected Financial Data - June 30, 2012
(Dollars in thousands)

Income from Discontinued Operations

During the six months ended June 30, 2012, the Company sold properties located in San Diego, California including Tierra del Sol/Norte, 156-units, and Alpine Country, 108-units, for gross proceeds of $28.3 million resulting in a gain of $9.8 million.

	Three Months Ended		Six months Ended
	June 30,		June 30,
	2012	2011	2012	2011
Rental revenues	$-	$1,006	$608	$2,347
Property operating expenses	-	(459)	(260)	(1,024)
Depreciation and amortization	-	(261)	(94)	(636)
Income from real estate sold	-	286	254	687
Gain on sale, net of internal disposition costs and taxes	-	5,265	9,783	5,265
Income from discontinued operations	$-	$5,551	$10,037	$5,952

Shares Outstanding and Potentially Dilutive Securities

	Q2 2012 Weighted Avg.	Actual As of 6/30/12	YTD 2012 Weighted Avg.
Common Shares	34,570,772	35,070,620	34,299,331
Stock Options and Series G Preferred Stock	137,648	164,598	131,240
Weighted Avg. Shares Diluted - EPS	34,708,420	35,235,218	34,430,571
Operating Limited Partnership Units	2,239,057	2,238,571	2,242,112
Weighted Avg. Shares Diluted - FFO	36,947,477	37,473,789	36,672,683

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.
Assumptions for 2012 FFO Guidance Range
Q2 2012 Earnings Results Supplement
($'s in thousands, except share and per share data)

		Low - end of	High - end of
	Actual	Guidance range	Guidance range
	YTD 2012	2012	2012	Key Assumptions for Low and High End of FFO Range
Net Operating Income ("NOI")
Total NOI from consolidated communities	$173,004	$352,500	$356,500	9% mid-point same-property NOI growth, and includes Q2 2012 and July acquisitions.

Management Fees	$5,240	$10,000	$11,000	Fees dependent on velocity of development expenditures, and timing of sale of Fund II portfolio.

Interest Expense
Interest and amortization expense, before capitalized interest	$(57,389)	$(119,700)	$(118,300)	Interest dependent on timing of capital market activities.
Projected interest capitalized	2,319	8,500	9,500	Capitalized interest based on velocity of expenditures.
Net interest expense	(55,070)	(111,200)	(108,800)

Recurring Income and Expenses
Interest and other income	$5,048	$10,500	$10,500
Income from co-investments	13,094	25,500	26,500	Income dependent on timing of sale of Fund II portfolio.
General and administrative expense	(10,666)	(21,000)	(22,000)	Performance based bonuses - see 2012 proxy.
Cost of management and other fees	(3,251)	(7,000)	(7,000)
Preferred dividends and non-controlling interest	(6,429)	(12,800)	(12,800)
	(2,204)	(4,800)	(4,800)

Non-Core Income and Expenses
Promote income from co-investment	$2,299	$2,299	$2,299
Gains on sales of marketable securities	521	521	521
Loss on early retirement of debt	(1,450)	(2,500)	(2,500)
Acquisition costs	(498)	(1,200)	(1,200)
	872	(880)	(880)

Funds from Operations	$121,842	$245,620	$253,020

Funds from Operations per diluted Share	$3.32	$6.60	$6.80

% Change - Funds from Operations	20.5%	15.0%	18.5%

Funds from Operations excluding non-core items	$120,970	$246,500	$253,900

Core Funds from Operations per diluted Share	$3.30	$6.63	$6.83

% Change - Core Funds from Operations	21.6%	17.5%	21.0%

Weighted average shares outstanding	36,672,683	37,200,000	37,200,000

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Summary of Apartment Community Acquistions and Dispositions Activity
Six months ended June 30, 2012 and Q3 2012 to date
(Dollars in thousands)

Acquistions			Essex
			Ownership				Assumed	Price per	Average
Property Name	Location	Units	Percentage	Ownership	Date	Price	Debt	Unit	Rent
Bon Terra	Redmond, WA	60	100%	EPLP	Jan-12	$16,000	$-	$267	$1,403
Reed Square	Sunnyvale, CA	100	100%	EPLP	Jan-12	23,000	-	230	1,503
	Q1 2012 Total	160				39,000	-	244

Skyline (1)	Santa Ana, CA	349	100%	EPLP	Apr-12	85,000	-	487	3,042
Park Catalina	Los Angeles, CA	90	100%	EPLP	Jun-12	23,650	-	263	1,592
The Huntington	Huntington Beach, CA	276	100%	EPLP	Jun-12	48,250	30,300	175	1,254
	Q2 2012 Total	715				156,900	30,300	219

Montebello	Kirkland, WA	248	100%	EPLP	Jul-12	52,000	26,515	210	1,341
	Q3 2012 to date	248				52,000	26,515	210
	Total	1,123				$247,900	$56,815	$221

Dispositions			Essex
			Ownership				Assumed	Price per	Average
Property Name	Location	Units	Percentage	Ownership	Date	Price	Debt	Unit	Rent
Tierra Del Sol/Norte	San Diego, CA	156	100%	EPLP	Mar-12	$17,200	$-	$110	$951
Alpine Country	San Diego, CA	108	100%	EPLP	Mar-12	11,100	-	103	947
	Total	264				$28,300	$-	$107

(1)
In April 2012, the Company purchased the joint venture partner's remaining membership interest in the co-investment Essex Skyline at MacArthur Place for a purchase price of $85 million. The property is now consolidated.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

MSA Level Forecasts 2012: Supply Jobs and Apartment Market Conditions

	Residential Supply (1)				Job Forecast (2)		Forecast Market Conditions (3)
Market	New MF Supply	% of MF Stock	New SF Supply	% of SF Stock	Est.New Jobs Dec-Dec	% Growth	Estimated Y-o-Y Rent Growth	Estimated Year End Occupancy

Seattle	2,300	0.6%	3,400	0.5%	34,000	2.4%	9.0%	95.5%

San Francisco	1,000	0.3%	300	0.1%	25,000	2.6%	9.0%	97.0%
Oakland	900	0.3%	1,200	0.2%	16,000	1.7%	7.7%	96.5%
San Jose	1,100	0.5%	700	0.2%	27,000	3.0%	10.0%	97.0%
No. Cal.	3,000	0.3%	2,200	0.2%	68,000	2.4%	9.0%	96.8%

Ventura	-	0.0%	200	0.1%	2,800	1.0%	4.5%	95.5%
Los Angeles	1,700	0.1%	1,800	0.1%	40,000	1.0%	7.0%	95.5%
Orange	2,000	0.5%	1,400	0.2%	20,000	1.4%	6.0%	95.5%
San Diego	1,800	0.4%	1,700	0.2%	15,000	1.2%	2.5%	95.5%
So. Cal.	5,500	0.2%	5,100	0.1%	77,800	1.1%	5.7%	95.5%

Weighted Average (4)	10,800	0.3%	10,700	0.2%	179,800	1.6%	7.4%	96.0%

All data are based on Essex Property Trust, Inc. forecasts.

U.S. Economic Assumptions:  G.D.P.:  Q4 '12 vs Q4 '11: 2.2% , Jobs: Q4 '12 vs Q4 '11  1.3%

(1) New Residential Supply: represents the Companys' internal estimate of actual deliveries during the year, which are related to, but can differ from the 12 month trailing permit levels reported on page S-17 New Residential Supply supplemental schedule.

(2) Job Forecast/Performance: refers to the difference between total non-farm industry employment (not seasonally adjusted) projected through Q4 2012 over the comparable actual figures for Q4 2011, expressed as expected new jobs and growth rates.

(3) The Forecast Market Conditions: represents the Company's estimates of the change in market rents/occupancy rates for Q4 2012.  The Estimated Year-over-Year Rent Growth represents the forecasted change in effective market rents for Q4 2012 vs.Q4 2011 (where market refers to the entire MSA apartment market, not the Company's portfolio).  The Estimated Year End Occupancy represents the Company's forecast of market physical occupancy rates for Q4 2012.

(4) Weighted Average: Markets weighted by economic rent in the Company's portfolio.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C
New Residential Supply: Permits as a % of Current Stock (12 Month Permit Period: Trailing 12 Months June 2012)

	Single Family Data					Multi-Family Data			All Residential Data
Market	Median SF Price Q1 2012 est(1)	Q1 2012 SF Affordability(2)	SF Stock 2010	SF Permits Last 12 Months	% of Stock	MF Stock 2010	MF Permits Last 12 months	% of Stock	Total Residential Permits Last 12 Months	% of Stock
New York PMSA	$363,800	85%	796,000	571	0.1%	3,084,000	7,239	0.2%	7,810	0.2%
Chicago	$157,200	227%	1,951,000	4,741	0.2%	1,493,900	3,567	0.2%	8,308	0.2%
Nassau-Suffolk	$374,000	134%	773,000	1,160	0.2%	246,000	659	0.3%	1,819	0.3%
Boston	$311,500	134%	1,551,000	3,624	0.2%	708,800	3,438	0.5%	7,062	0.3%
Philadelphia	$193,500	175%	1,652,000	4,939	0.3%	546,100	2,889	0.5%	7,828	0.4%
Minneapolis	$147,300	259%	948,000	4,499	0.5%	386,800	2,222	0.6%	6,721	0.5%
Atlanta	$87,800	418%	1,527,000	7,436	0.5%	571,800	4,043	0.7%	11,479	0.5%
Baltimore	$218,100	175%	863,000	3,737	0.4%	286,000	3,040	1.1%	6,777	0.6%
Miami/Ft. Lauderdale	$182,000	151%	873,000	4,904	0.6%	987,000	6,370	0.6%	11,274	0.6%
Las Vegas	$122,100	236%	629,000	4,840	0.8%	272,700	914	0.3%	5,754	0.6%
Phoenix	$129,900	232%	1,318,000	9,950	0.8%	418,500	2,240	0.5%	12,190	0.7%
Portland	$208,600	164%	648,000	3,853	0.6%	254,335	2,517	1.0%	6,370	0.7%
Wash. D.C. PMSA	$311,600	154%	1,504,000	10,014	0.7%	714,300	8,893	1.2%	18,907	0.9%
Orlando	$124,600	240%	644,000	5,689	0.9%	255,500	2,068	0.8%	7,757	0.9%
Denver	$226,400	164%	671,000	4,445	0.7%	302,900	4,906	1.6%	9,351	1.0%
Dallas-Ft. Worth	$148,200	223%	1,722,000	15,383	0.9%	744,000	13,740	1.8%	29,123	1.2%
Houston	$152,100	211%	1,388,000	25,704	1.9%	647,700	9,589	1.5%	35,293	1.7%
Austin	$193,200	182%	441,000	6,923	1.6%	214,900	7,694	3.6%	14,617	2.2%
Totals/Averages	$198,226	206%	19,899,000	122,412	0.6%	12,135,235	86,028	0.7%	208,440	0.7%

Seattle	$286,800	131%	778,000	5,108	0.7%	411,500	5,798	1.4%	10,906	0.9%

San Francisco	$586,000	76%	378,000	357	0.1%	364,000	2,503	0.7%	2,860	0.4%
Oakland	$437,900	102%	677,000	1,986	0.3%	294,000	1,243	0.4%	3,229	0.3%
San Jose	$535,500	93%	407,000	1,258	0.3%	216,000	4,121	1.9%	5,379	0.9%

Los Angeles	$286,000	107%	1,956,000	2,432	0.1%	1,472,000	7,948	0.5%	10,380	0.3%
Ventura	$358,700	123%	216,000	188	0.1%	59,300	170	0.3%	358	0.1%
Orange	$414,800	104%	669,000	1,521	0.2%	368,800	2,596	0.7%	4,117	0.4%
San Diego	$359,500	94%	727,000	1,934	0.3%	413,700	2,683	0.6%	4,617	0.4%

No Cal	$503,362	93%	1,462,000	3,601	0.2%	874,000	7,867	0.9%	11,468	0.5%

So Cal	$329,527	105%	3,568,000	6,075	0.2%	2,313,800	13,397	0.6%	19,472	0.3%

ESSEX	$367,562	105%	5,808,000	14,784	0.3%	3,599,300	27,062	0.8%	41,846	0.4%

Permits:  Single Family equals 1 unit, Multi-Family equals 5 or more units.
Sources: SF Prices - Economy.com: Permits, Total Residential Stock - U.S. Census, Axiometrics, Mortgage Rates: Freddie Mac.
Single Family/Multi-Family Breakdown of Total Residences, Rosen Consulting Group, US Census, EASI, Essex.
(1) Median Home Prices - National Association of Realtors, DataQuick, Essex.
(2) Single Family Affordability - Equals the ratio of the actual Median Household Income to the Income required to purchase the Median Priced Home.
The required Income is defined such that the mortgage payment is 35% of said income, assuming a 10% down payment and a 30-year fixed mortgage rate (3.92%).
Median Household Income is estimated from US Census 2004 data and Income Growth from BEA and Population Growth from the US Census.

See Company's 10-Q for additional disclosures

ESSEX PROPERTY TRUST, INC.
Real Estate Information as of August 1, 2012

	Property Name	Address	City	State	Units	Square Footage	Year Acquired	Year Built	Property Ownership	Age of Property

	APARTMENT COMMUNITIES

	NORTHERN CALIFORNIA
	Santa Clara County
1	The Commons	275 Union Avenue	Campbell	CA	264	153,168	2010	1973	EPLP	39
1	Pointe at Cupertino	19920 Olivewood Street	Cupertino	CA	116	135,200	1998	1963	EPLP	49
1	Bella Villagio	383 Vista Roma Way	San Jose	CA	231	227,511	2010	2004	EPLP	8
	Epic - Phase I and II	545 River Oaks Parkway	San Jose	CA	569	472,236			JV - 55%
1	Carlyle, The	2909 Nieman Boulevard	San Jose	CA	132	129,200	2000	2000	EPLP	12
1	Enclave, The	4355 Renaissance Drive	San Jose	CA	637	525,463	2005	1998	Fund II	14
1	Esplanade	350 East Taylor St.	San Jose	CA	278	279,000	2004	2002	EPLP	10
1	Waterford, The	1700 N. First Street	San Jose	CA	238	219,600	2000	2000	EPLP	12
1	101 San Fernando	99 S. Fourth Street	San Jose	CA	323	296,078	2010	2001	EPLP	11
1	1000 Kiely	1000 Kiely Blvd.	Santa Clara	CA	121	128,486	2011	1971	EPLP	41
1	Le Parc	440 N. Winchester Avenue	Santa Clara	CA	140	113,200	1994	1975	EPLP	37
1	Marina Cove	3480 Granada Avenue	Santa Clara	CA	292	250,200	1994	1974	EPLP	38
1	Bristol Commons	732 E. Evelyn Avenue	Sunnyvale	CA	188	142,600	1995	1989	EPLP	23
1	Brookside Oaks	1651 Belleville Way	Sunnyvale	CA	170	119,900	2000	1973	DownREIT	39
1	Magnolia Lane	113 South Mary Avenue	Sunnyvale	CA	32	31,541	2007	2001	EPLP	11
1	Montclaire	450 N. Mathilda Avenue	Sunnyvale	CA	390	294,100	1988	1973	EPLP	39
1	Reed Square	1070 Reed Avenue	Sunnyvale	CA	100	95,440	2011	1970	EPLP	42
1	Summerhill Park	972 Corte Madera Avenue	Sunnyvale	CA	100	78,500	1988	1988	EPLP	24
1	Magnolia Square	107 South Mary Avenue	Sunnyvale	CA	156	110,824	2007	1969	DownREIT	43
1	Via	315 Tasman Drive	Sunnyvale	CA	284	309,421	2011	2011	EPLP	1
1	Windsor Ridge	825 E. Evelyn Avenue	Sunnyvale	CA	216	161,800	1989	1989	EPLP	23
				13%	4,408	3,801,232
	Alameda County
1	Fourth & U	700 University Avenue	Berkeley	CA	171	146,255	2010	2010	EPLP	2
1	Briarwood	4200 Bay Street	Fremont	CA	160	111,160	2011	1978	Wesco I	34
1	Stevenson Place	4141 Stevenson Blvd.	Fremont	CA	200	146,200	2000	1975	EPLP	37
1	The Woods	40640 High Street	Fremont	CA	160	105,280	2011	1978	Wesco I	34
1	Boulevard	40001 Fremont Blvd.	Fremont	CA	172	131,200	1996	1978	EPLP	34
1	City View	25200 Carlos Bee Blvd.	Hayward	CA	572	462,400	1998	1975	EPLP	37
1	Regency Tower	1130 Third Ave.	Oakland	CA	178	140,900	2005	1975	Fund II	37
1	The Grand	100 Grand Avenue	Oakland	CA	243	205,026	2009	2009	EPLP	3
1	Bridgeport	36826 Cherry Street	Newark	CA	184	139,000	1987	1987	EPLP	25
1	Alderwood Park Apartments	37057 Magnolia Street	Newark	CA	96	74,624	2006	1987	Fund II	25
				6%	2,136	1,662,045
	Contra Costa County
	Lync (West Dublin)	6600 Golden Gate Drive	Dublin	CA	309	286,348			JV - 55%
	64th and Christie	64th Street and Christie Avenue	Emeryville	CA	190	148,935			EPLP
1	San Marcos	2601 Hilltop Drive	Richmond	CA	432	407,600	2003	2003	EPLP	9
1	Bel Air	2000 Shoreline Drive	San Ramon	CA	462	391,000	1995	1988	EPLP	24
1	Foothill Gardens	1110 Harness Drive	San Ramon	CA	132	155,100	1997	1985	EPLP	27
1	Twin Creeks	2711-2731 Morgan Drive	San Ramon	CA	44	51,700	1997	1985	EPLP	27
1	Canyon Oaks	1 Amberstone Lane	San Ramon	CA	250	237,894	2007	2005	EPLP	7
1	Mill Creek at Windermere	2100 Waterstone Place	San Ramon	CA	400	381,060	2007	2005	EPLP	7
				5%	1,720	1,624,354
	San Mateo County
1	Carlmont Woods	2515 Carlmont Drive	Belmont	CA	195	107,200	2004	1971	Fund II	41
1	Belmont Terrace	1606 Continetals Way	Belmont	CA	71	72,951	2006	1974	EPLP	38
1	Harbor Cove	900 E. Hillsdale Blvd.	Foster City	CA	400	306,600	2004	1971	Fund II	41
1	Davey Glen	200 Davey Glen Road	Belmont	CA	69	65,974	2006	1962	Fund II	50
1	Hillsdale Garden	3421 Edison Avenue	San Mateo	CA	697	611,505	2006	1948	JV - 81.5%	64
	Elkhorn	1950 Elkhorn Court	San Mateo	CA	197	140,547			JV - 55%
				4%	1,432	1,164,230

	San Francisco and Marin Counties
1	Mt. Sutro Terrace Apartments	480 Warren Drive	San Francisco	CA	99	64,000	1999	1973	EPLP	39
	Folsom and Fifth	250 Fifth Street and 900 Folsom Street	San Francisco	CA	463	371,072			JV - 55%
1	Vista Belvedere	15 Red Hill Circle	Tiburon	CA	76	78,300	2004	1963	EPLP	49
				1%	175	142,300

	Other
1	Tuscana	315 Mt. Oso	Tracy	CA	30	29,088	2007	2007	EPLP	5
1	Harvest Park	2327 Summercreek Drive	Santa Rosa	CA	104	116,628	2007	2004	EPLP	8
1	Chestnut Street Apartments	143 Chestnut Avenue	Santa Cruz	CA	96	87,640	2008	2002	EPLP	10
				1%	230	233,356

46	Total Northern California			30%	10,101	8,627,517				27

		Apartment Communities Under Construction			1,728	1,419,138

	SOUTHERN CALIFORNIA
	Los Angeles County
1	Cielo	9733 Topanga Canyon Blvd	Chatsworth	CA	119	125,400	2009	2009	Fund II	3
1	Regency at Encino	15506 Moorpark Street	Encino	CA	75	78,487	2009	1989	EPLP	23
1	416 on Broadway	412 East Broadway	Glendale	CA	115	126,782	2010	2009	EPLP	3
1	Hampton Court	1136 N. Columbus Avenue	Glendale	CA	83	71,500	1999	1974	EPLP	38
1	Hampton Place	245 W. Loraine Street	Glendale	CA	132	141,500	1999	1970	EPLP	42
1	Marbrisa	1809 Termino Ave.	Long Beach	CA	202	122,800	2002	1987	EPLP	25
1	Pathways	5945 E. Pacific Coast Hwy.	Long Beach	CA	296	197,700	1991	1975	EPLP	37
1	Bellerive	1921 Beloit Avenue	Los Angeles	CA	63	79,296	2011	2011	EPLP	1
1	Bunker Hill	222 and 234 S. Figueroa St.	Los Angeles	CA	456	346,600	1998	1968	EPLP	44
1	Cochran Apartments	612 South Cochran	Los Angeles	CA	58	51,400	1998	1989	EPLP	23
1	Kings Road	733 North Kings Road	Los Angeles	CA	196	132,100	1997	1979	EPLP	33
1	Marbella	600 South Detroit Street	Los Angeles	CA	60	50,108	2005	1991	EPLP	21
1	Belmont Station	1302 West 2nd St.	Los Angeles	CA	275	225,000	2009	2009	EPLP	3
1	Park Catalina	690 South Catalina Street	Los Angeles	CA	90	72,864	2012	2002	EPLP	10
1	Park Place	400 S. Detroit Street	Los Angeles	CA	60	48,000	1997	1988	EPLP	24
1	Windsor Court	401 S. Detroit Street	Los Angeles	CA	58	46,600	1997	1988	EPLP	24
1	Renaissance	630 South Masselin Avenue	Los Angeles	CA	169	154,268	2006	1990	Fund II	22
1	Santee Court	716 S. Los Angeles Street	Los Angeles	CA	165	132,040	2010	2004	EPLP	8
1	Santee Village	743 South Santee Street	Los Angeles	CA	73	69,817	2010	2011	EPLP	1
1	Marina City Club	4333 Admiralty Way	Marina Del Rey	CA	101	127,200	2004	1971	EPLP	41
1	Mirabella	13701 Marina Point Drive	Marina Del Rey	CA	188	176,800	2000	2000	EPLP	12
1	Muse	5451 Vineland Avenue	North Hollywood	CA	152	135,292	2011	2011	EPLP	1
1	Monterra del Mar	280 E. Del Mar Boulevard	Pasadena	CA	123	74,400	1997	1972	EPLP	40
1	Monterra del Rey	350 Madison	Pasadena	CA	84	73,100	1999	1972	EPLP	40
1	Monterra del Sol	280 South Euclid	Pasadena	CA	85	69,200	1999	1972	EPLP	40
1	Fountain Park	13141 Fountain Park Drive	Playa Vista	CA	705	608,900	2004	2002	EPLP	10
1	Highridge	28125 Peacock Ridge Drive	Rancho Palos Verde	CA	255	290,200	1997	1972	DownREIT	40
1	Studio 40-41	4043 Radford Avenue	Studio City	CA	149	127,238	2009	2009	Fund II	3
1	Coldwater Canyon	4250 Codlwater Canyon	Studio City	CA	39	34,125	2007	1979	EPLP	33
1	Allegro	11945 Magnolia Blvd.	Valley Village	CA	97	127,812	2010	2010	EPLP	2
	Valley Village	12005 Albers Street	Valley Village	CA	121	129,393			EPLP
1	Walnut Heights	20700 San Jose Hills Road	Walnut	CA	163	146,700	2003	1964	EPLP	48
	Fountain at La Brea	1216-1234 North La Brea Avenue	West Hollywood	CA	187	154,776			JV - 50%
	Santa Monica at La Brea	1111 North La Brea Avenue	West Hollywood	CA	184	150,678			JV - 50%
1	Avondale at Warner Center	22222 Victory Blvd.	Woodland Hills	CA	446	331,000	1999	1970	EPLP	42
1	Reveal	21201 Kittridge Street	Woodland Hills	CA	438	414,892	2011	2010	Wesco I	2
				17%	5,770	5,009,121
	Ventura County
1	Camarillo Oaks	921 Paseo Camarillo	Camarillo	CA	564	459,000	1996	1985	EPLP	27
1	Camino Ruiz Square	105 Camino Ruiz	Camarillo	CA	160	105,448	2006	1990	EPLP	22
1	Arbors at Parc Rose	1500 Tulipan Circle	Oxnard	CA	373	503,196	2011	2001	Wesco I	11
1	Mariner's Place	711 South B Street	Oxnard	CA	105	77,200	2000	1987	EPLP	25
1	Tierra Vista	1750 Montevina Circle	Oxnard	CA	404	387,100	2001	2001	EPLP	11
1	Monterey Villas	1040 Kelp Lane	Oxnard	CA	122	122,100	1997	1974	EPLP	38
1	Meadowood	1733 Cochran Street	Simi Valley	CA	320	264,500	1996	1986	EPLP	26
1	Hidden Valley	5065 Hidden Park Court	Simi Valley	CA	324	310,900	2004	2004	DownREIT	8
1	Lofts at Pinehurst,The	1021 Scandia Avenue	Ventura	CA	118	71,100	1997	1971	EPLP	41
1	Hillcrest Park	1800 West Hillcrest Drive	Newbury Park	CA	608	521,900	1998	1973	EPLP	39
1	Pinehurst	3980 Telegraph Road	Ventura	CA	28	21,200	2004	1973	EPLP	39
1	Woodside Village	675 Providence Ave.	Ventura	CA	145	136,500	2004	1987	EPLP	25
				10%	3,271	2,980,144

1

	SOUTHERN CALIFORNIA (cont'd)

	Santa Barbara County
1	Chimney Sweep	775 Camino Del Sur Drive	Goleta	CA	91			2006	1967	EPLP	45
1	CBC	6721 El Colegio Drive	Goleta	CA	148			2006	1962	EPLP	50
1	Hope Ranch (Continental Apartments)	3968-3974 & 3999 Via Lucero	Santa Barbara	CA	108			2007	1965	EPLP	47
	Hope Ranch (Lucero Village)	3968-3974 & 3999 Via Lucero	Santa Barbara	CA				2007	1973	EPLP	39
				1%	347	306,608
	Orange County
1	Anavia	2045 South State College Blvd.	Anaheim	CA	250	312,343		2010	2009	EPLP	3
1	Barkley Apartments	2400 E. Lincoln Ave.	Anahiem	CA	161	139,800		2000	1984	DownREIT	28
1	Valley Park Apartments	17300 Euclid Ave.	Fountain Valley	CA	160	169,700		2001	1969	DownREIT	43
1	Capri at Sunny Hills	2341 Daphne Place	Fullerton	CA	100	128,100		2001	1961	DownREIT	51
1	Wilshire Promenade	141 West Wilshire Avenue	Fullerton	CA	149	128,000		1997	1992	EPLP	20
1	Montejo Apartments	12911 Dale St.	Garden Grove	CA	124	103,200		2001	1974	DownREIT	38
1	Huntington Breakers	21270 Beach Boulevard	Huntington Beach	CA	342	241,700		1997	1984	EPLP	28
1	The Huntington	8400 Edinger Avenue	Huntington Beach	CA	276	202,256		2012	1975	EPLP	37
1	Axis 2300	2300 DuPont Drive	Irvine	CA	115	170,714		2010	2010	EPLP	2
1	Hillsborough Park	1501 South Beach Boulevard	La Habra	CA	235	215,500		1999	1999	EPLP	13
1	Trabuco Villas	25362 Mosswood Way	Lake Forest	CA	132	131,000		1997	1985	EPLP	27
1	Fairways Apartments	2 Pine Valley Lane	Newport Beach	CA	74	107,100		1999	1972	EPLP	40
1	Villa Angelina	201 E. Chapman Ave.	Placentia	CA	256	217,600		2001	1970	DownREIT	42
1	Brentwood Apartment Homes	2301 E. Santa Clara Ave.	Santa Ana	CA	140	154,800		2001	1970	DownREIT	42
1	Treehouse Apartments	2601 N. Grand Ave.	Santa Ana	CA	164	135,700		2001	1970	DownREIT	42
1	Essex Skyline at MacArthur Place	9 & 15 MacArthur Place	Santa Ana	CA	349	512,791		2010	2008	EPLP	4
				9%	3,027	3,070,304
	San Diego County
1	Alpine Village	2055 Arnold Way	Alpine	CA	301	254,400		2002	1971	EPLP	41
1	Bonita Cedars	5155 Cedarwood Rd.	Bonita	CA	120	120,800		2002	1983	EPLP	29
1	Cambridge	660 F. St.	Chula Vista	CA	40	22,100		2002	1965	EPLP	47
1	Mesa Village	5265 Clairemont Mesa Blvd.	Clairemont	CA	133	43,600		2002	1963	EPLP	49
1	Mira Monte	10360 Maya Linda Rd.	Mira Mesa	CA	355	262,600		2002	1982	EPLP	30
1	Country Villas	283 Douglas Drive	Oceanside	CA	180	179,700		2002	1976	EPLP	36
1	Mission Hills	218 Rancho Del Oro	Oceanside	CA	282	244,000		2005	1984	EPLP	28
1	Bluffs II, The	6466 Friars Road	San Diego	CA	224	126,700		1997	1974	EPLP	38
1	Summit Park	8563 Lake Murray Blvd.	San Diego	CA	300	229,400		2002	1972	EPLP	40
1	Vista Capri - North	3277 Berger Ave.	San Diego	CA	106	51,800		2002	1975	EPLP	37
1	Shadow Point	9830 Dale Ave.	Spring Valley	CA	172	131,200		2002	1983	EPLP	29
				7%	2,213	1,666,300
	Riverside County
1	Parcwood	1700 Via Pacifica	Corona	CA	312	270,000		2004	1989	Fund II	23
1	Devonshire Apartments	2770 West Devonshire Ave.	Hemet	CA	276	207,200		2002	1988	EPLP	24
				2%	588	477,200

77	Total Southern California			46%	15,216	13,509,677					28

		Apartment Communities Under Construction			492	434,847

	SEATTLE METROPOLITAN AREA
1	Cedar Terrace	3205 115th Ave. NE	Bellevue	WA	180	174,200		2005	1984	EPLP	28
1	Courtyard Off Main	136 102nd Avenue SE	Bellevue	WA	109	108,388		2010	2000	EPLP	12
1	Emerald Ridge	3010 118th Avenue SE	Bellevue	WA	180	144,000		1994	1987	EPLP	25
1	Foothill Commons	13800 NE 9th Place	Bellevue	WA	388	288,300		1990	1978	EPLP	34
1	Palisades, The	13808 NE 12th	Bellevue	WA	192	159,700		1990	1977	EPLP	35
1	Sammamish View	16160 SE Eastgate Way	Bellevue	WA	153	133,500		1994	1986	EPLP	26
1	Woodland Commons	13700 NE 10th Place	Bellevue	WA	236	172,300		1990	1978	EPLP	34
1	Canyon Pointe	1630 228th St. SE	Bothell	WA	250	210,400		2003	1990	EPLP	22
1	Inglenook Court	14220 Juanita Drive, NE	Bothell	WA	224	183,600		1994	1985	EPLP	27
1	Salmon Run at Perry Creek	2109 228th Street SE	Bothell	WA	132	117,100		2000	2000	EPLP	12
1	Stonehedge Village	14690 143rd Blvd., NE	Bothell	WA	196	214,800		1997	1986	EPLP	26
1	Highlands at Wynhaven	1460 NE Hawthorne Street	Issaquah	WA	333	424,674		2008	2000	EPLP	12
1	Park Hill at Issaquah	22516 SE 56th Street	Issaquah	WA	245	277,700		1999	1999	EPLP	13
1	Wandering Creek	12910 SE 240th	Kent	WA	156	124,300		1995	1986	EPLP	26
1	Bridle Trails	6600 130th Avenue, NE	Kirkland	WA	108	99,700		1997	1986	EPLP	26
1	Evergreen Heights	12233 NE 131st Way	Kirkland	WA	200	188,300		1997	1990	EPLP	22
1	Corbella at Juanita Bay	9520 NE 120th Street	Kirkland	WA	169	103,339		2010	1978	EPLP	34
1	Montebello	1200 131st Lane	Kirkland	WA	248	272,734		2012	1996	EPLP	16
1	Laurels at Mill Creek	1110 164th Street SE	Mill Creek	WA	164	134,300		1996	1981	EPLP	31
1	Morning Run	18463 Blueberry Lane	Monroe	WA	222	221,786		2005	1991	Fund II	21
1	Anchor Village	9507 49th Avenue West	Mukilteo	WA	301	245,900		1997	1981	DownREIT	31
1	Castle Creek	7000 132nd Place, SE	Newcastle	WA	216	191,900		1998	1998	EPLP	14
1	Delano/Bon Terra	7805, 7903 and 7935 170th Place NE	Redmond	WA	126	116,340		2011	2011/2005	EPLP	1/7
1	Elevation	17202-17325 NE 85th Place	Redmond	WA	157	138,916		2010	1986	EPLP	26
1	Redmond Hill East	18666 Redmond Way	Redmond	WA	440	381,675		2011	1998	Wesco I	14
1	Redmond Hill West	6110 186th Place NE	Redmond	WA	442	350,275		2011	1985	Wesco I	27
1	Brighton Ridge	2307 NE 4th Street	Renton	WA	264	201,300		1996	1986	EPLP	26
1	Fairwood Pond	14700 SE Petrovitsky Rd.	Renton	WA	194	189,200		2004	1997	EPLP	15
1	Forest View	650 Duvall Ave. NE	Renton	WA	192	182,500		2003	1998	EPLP	14
1	Eastlake 2851	2833 - 2851 Eastlake Avenue	Seattle	WA	133	234,086		2008	2008	Fund II	4
1	Fountain Court	2400 4th Street	Seattle	WA	320	207,000		2000	2000	EPLP	12
1	Joule	523 Broadway Avenue, East	Seattle	WA	295	191,109		2010	2010	JV - 99%	2
1	Linden Square	13530 Linden Avenue North	Seattle	WA	183	142,200		2000	1994	EPLP	18
	Expo (Queen Anne)	100 Republican	Seattle	WA	275	191,290				JV - 50%
1	The Bernard	115 Warren Avenue North	Seattle	WA	63	43,151		2011	2008	EPLP	4
1	The Cairns	420 Yale Avenue	Seattle	WA	100	70,806		2007	2006	EPLP	6
1	Tower @ 801	801 Pine Street	Seattle	WA	173	118,500		2005	1970	Fund II	42
1	Wharfside Pointe	3811 14th Avenue West	Seattle	WA	142	119,200		1994	1990	EPLP	22
1	Echo Ridge	34907 SE Kinsey Street	Snoqualmie	WA	120	124,359		2005	2000	Fund II	12
38	Total Seattle Metropolitan Area			24%	7,946	7,001,538					20

		Apartment Communities Under Construction			275	191,290

	161	Apartment Communities		100%	33,263	29,138,732	(1)
		Apartment Communities Under Construction			2,495	2,045,275	(2)

	Avg. square footage	876		Definitions for Property Ownership
	Avg. units per property	207		EPLP	The Company has a 100% ownership in the community.
				Fund II	The community is owned by Fund II. The Company has a 28.2% interest in Fund II which is accounted for using the equity method of accounting.
	Avg. age of property	26		Wesco I	The community is owned by Wesco I, LLC. The Company has a 50% interest in Wesco I, LLC, which is accounted for using the equity method of accounting.
	(1) Includes 548,459 square feet of retail or commercial space (2) Includes 57,250 square feet of estimated retail or commercial space			DownREIT	The Company holds a 1% special limited partner interest in the partnerships which owns the community. In accordance with GAAP, the Company consolidates this community.
				JV - 99%	The Company has a 99% ownership in this development and is consolidated.
				JV - 81.5%	The Company has a 81.5% ownership in this community and is consolidated.
				JV - 55%	The Company has a 55.0% ownership in this community and is not consolidated.
				JV - 50%	The Company has a 50% ownership in this community and is not consolidated.

OTHER REAL ESTATE ASSETS
Office Buildings
Essex Corporate Headquarter Bldg.	925 / 935 E. Meadow Dr.	Palo Alto	CA	31,900	1997 / 2007	1988 / 1962	EPLP
Derian Office Building	17461 Derian Av.	Irvine	CA	110,000	2000	1983	EPLP
Hollywood	6230 Sunset Blvd.	Los Angeles	CA	35,000	2006	1938	EPLP
Santa Clara Retail	3700 El Camino Real	Santa Clara	CA	139,000	2011	1970	EPLP
				315,900

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